Exhibit 4.4

________________________

Memorandum No.

SUBSCRIPTION AGREEMENT AND INVESTOR QUESTIONNAIRE

GREAT AMERICAN FAMILY PARKS, INC.

UNIT Offering

Offering Price $0.30 per UNIT

THE SECURITIES OFFERED HEREBY ARE HIGHLY SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND IMMEDIATE DILUTION AND MAY BE PURCHASED ONLY BY PERSONS WHO QUALIFY AS “ACCREDITED INVESTORS” UNDER RULE 501 (a) OF REGULATION D UNDER THE SECURITIES ACT.

THIS DOCUMENT HAS NOT BEEN FILED WITH OR REVIEWED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER COMMISSION OR REGULATORY AUTHORITY, AND HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL OF ANY STATES NOR HAS ANY SUCH COMMISSION, AUTHORITY OR ATTORNEY GENERAL DETERMINED WHETHER IT IS ACCURATE OR COMPLETE OR PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

____________________________

Placement Agent:

First Montauk Securities Corp.

CONFIDENTIAL SUBSCRIPTION AGREEMENT AND QUESTIONNAIRE

THIS SUBSCRIPTION AGREEMENT AND INVESTOR QUESTIONNAIRE IS TO BE COMPLETED BY EACH PERSON WHO DESIRES TO PURCHASE SECURITIES OF GREAT AMERICAN FAMILY PARKS, INC. (THE “COMPANY”) IN CONNECTION WITH THE PROPOSED PRIVATE PLACEMENT OFFERING (“OFFERING”) OF UNITS, COMPRISED OF SHARES OF COMMON STOCK AND COMMON STOCK PURCHASE WARRANTS OF THE COMPANY AS DESCRIBED IN THE CONFIDENTIAL PRIVATE OFFERING MEMORANDUM DATED AS OF APRIL 11, 2005 (THE “MEMORANDUM”).

THIS MATERIAL DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. THIS OFFERING WILL BE MADE SOLELY PURSUANT TO THE TERMS AND CONDITIONS OF THE MEMORANDUM WHICH CONTAINS MATERIAL INFORMATION REQUIRED TO BE REVIEWED IN CONNECTION WITH ANY INVESTMENT DECISION. ALL TERMS NOT DEFINED HEREIN SHALL HAVE THE MEANING ASCRIBED TO THEM IN THE MEMORANDUM.

INSTRUCTIONS:

Items to be delivered by all Investors:

a.

One (1) completed and executed Subscription Agreement and Investor Questionnaire.

b.

One Completed Registration Rights Agreement Signature Page (unless executed by Placement Agent on Investor’s behalf – see Section I below).

c.

Payment in the amount of subscription, by wire transfer of funds or check. All checks should be made payable to “SIGNATURE BANK AS ESCROW AGENT FOR GREAT AMERICAN FAMILY PARKS”

For Information and Wire Transfer Instructions:

Placement Agent:

First Montauk Securities Corp.

Parkway 109 Office Center

328 Newman Springs Road

Red Bank, New Jersey 07701

Tel.: (732) 842-4700

Attention: Angela Metelitsa

THE SUBSCRIBER IS RESPONSIBLE FOR ALL WIRE TRANSFER FEES.

The Units, Shares of Common Stock (“Shares”) and Common Stock Purchase Warrants ( “Warrants and together with the Units and Shares referred to as the “Securities”) of the Company, as well as the terms of the Offering, which are described in the Memorandum are being offered without registration under the Securities Act of 1933, as amended (the “Act”), or the securities laws of any state or any other jurisdiction, in reliance on the exemption contained in Section 4(2) of the Act and Regulation D promulgated thereunder and on similar exemptions under applicable state laws. Under Regulation D of the Act and/or certain state laws, the Company is required to determine that an individual, or an individual together with a “purchaser representative” or each individual equity owner of an “investing entity” meets certain suitability requirements before selling Securities to such individual or entity. You understand that the Company will rely upon the following information to determine whether you meet such suitability requirements.

THE COMPANY WILL NOT SELL SECURITIES TO ANY SUBSCRIBER WHO HAS NOT FILLED OUT, AS THOROUGHLY AS POSSIBLE, EXECUTED AND HAND DELIVERED THIS QUESTIONNAIRE. IN THE CASE OF AN SUBSCRIBER THAT IS A PARTNERSHIP, TRUST, CORPORATION OR OTHER ENTITY, AN AUTHORIZED OFFICER, OR GENERAL PARTNER OR EACH EQUITY OWNER OR BENEFICIARY, AS APPLICABLE, MUST COMPLETE THIS QUESTIONNAIRE. This questionnaire is merely a request for information and does not constitute an offer to sell or a solicitation of an offer to buy the Units. No sale will occur prior to the acceptance of any subscription by the Company and the Placement Agent. The Company and First Montauk Securities Corp., as Placement Agent, reserve the right to reject any subscription for any reason or to accept subscriptions for less than the minimum subscription of $25,000 (83,333 Units). The Company and First Montauk Securities Corp. will promptly return any money without interest to a subscriber whose subscription is rejected in whole or in part as the case may be. Subscribers should also understand that they may be required to furnish additional information to the Company.

The Units are being offered by the Company through First Montauk Securities Corp., as Placement Agent. The purpose of this Questionnaire and the Supplemental Subscription Document is to determine whether you meet certain standards, because the Units will not be registered under the Act and will be sold only to persons who are “Accredited Investors,” as that term is defined in Rule 501(a) of Regulation D, promulgated under the Act. The Units are sometimes referred to as the “Securities.”

Your answers will be kept confidential. At all times, however, you hereby agree that the Company may present this Questionnaire to such parties as it deems appropriate in order to assure itself that the offer and the sale of the Units to you will not result in violations of federal or state securities laws which are being relied upon by the Company in connection with the offer and sale thereof and as otherwise required by law or any regulatory authority.

Please type or clearly print your answers, and state “none” or “not applicable” when appropriate. Please complete Section A and each other section you are requested to complete in Question A3. If there is insufficient space for any of your answers, please attach additional pages. If the Units are to be owned by more than one individual or by a corporation or partnership, you may need extra copies of this Questionnaire. You may use photocopies or request extra copies from the Company or the Placement Agent.

SECTION A:  SUBSCRIBER Information

A1.

Name(s) of SUBSCRIBER(s):

__________________________________________

__________________________________________

__________________________________________

A2.

Principal Amount of Units

Subscribed for:

$_________________

(Minimum Subscription

is 83,333 Units ($25,000)

at $0.30 per Share)

A3.

Manner of Ownership of Securities.

_____

One Individual

Please complete Section A, B and C.

_____

Husband and Wife

Tenants by the Entirety

Please have one spouse complete Sections A, B and C. Please have both spouses complete Section C.

_____

Tenants in Common

Please have each individual separately complete Sections A, B and C.

_____

Joint Tenants with Right

Please have each individual separately complete

of Survivorship - Two or

Section A, B and C.

more Individuals

(but not husband and wife)

_____

Corporate/LLC Ownership

Please complete Section A, B, D and, if applicable, E and F for the corporation. If the corporation does not qualify as an “accredited investor” on its own, please have each person who owns an equity interest in the corporation separately complete Sections B and, if applicable, C, D, E and F.

_____

Partnership Ownership

Please complete Sections A, B and D, and have each general partner and limited partner separately complete Sections B, C, D, E and F, if applicable.

_____

Trust Ownership

Please complete Sections A, B and F, if applicable, and have each beneficiary and trustee of the trust separately complete Sections B, C, D, E and F, if applicable.

NASD Affiliation. Please state whether you or any of your associates or affiliates (which includes your spouse, in-laws and children or parents): (i) are a member or a person associated (including as an employee, officer, director, partner) with a member of the National Association of Securities Dealers, Inc. (the “NASD”), (ii) are an owner of stock or other securities of an NASD member, (iii) has made a subordinated loan to any NASD member, or (iv) a relative or member of the same household of any person meeting the description set forth in clauses (i) through (iii) above.

_______

_______

Yes

No

If you marked yes above, please briefly describe the NASD relationship below:

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

SECTION B: ACCREDITED INVESTOR STATUS

B1.

Please check one or more of the following definitions of “accredited investor,” if any, which applies to you. If none of the following applies to you, please leave blank.

_____ (a)

A Bank as defined in Section 3 (a) (2) of the Act, or any savings and loan association or other institution as defined in Section 3 (a) (5) (A) of the Act whether acting in its individual or fiduciary capacity;

______ (b)

Any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (the “Exchange Act”);

______ (c)

An insurance company as defined in Section 2(13) of the Act;

______ (d)

An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

______ (e)

A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

______ (f)

A plan established and maintained by a state, or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

______ (g)

Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

______ (h)

A Private Business Development Company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

______ (i)

An organization described in Section 501(c) (3) of the Internal Revenue Code, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

______ (j)

A natural person whose individual net worth,* or joint net worth with that person’s spouse, at the time of purchase exceeds $1,000,000;

______ (k)

A natural person who had an individual income** in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

______ (l)

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, whose purchase is directed by a sophisticated person as described in Rule 506(b) (2) (ii) of Regulation D;

______ (m)

Any entity in which all of the equity owners are Accredited Investors. ***

____________________________

*

For purposes hereof net worth shall be deemed to include ALL of your assets, liquid or illiquid (including such items as home, furnishings, automobile and restricted securities) MINUS any liabilities (including such items as home mortgages and other debts and liabilities).

**

For purposes hereof the term “income” is not limited to “adjusted gross income” as that term is defined for federal income tax purposes, but rather includes certain items of income which are deducted in computing “adjusted gross income.” For Subscribers who are salaried employees, the gross salary of such Subscribers, minus any significant expenses personally incurred by such Subscriber in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of “income” for purposes hereof. For Subscribers who are self-employed, “income” is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

***

If the Subscriber intends to qualify under (m), then all owners of the entity must complete a Subscription Agreement as an individual.

SECTION C:  INDIVIDUAL INFORMATION

C1.

General Information

Name: __________________________________________________________________

Age: ____________________

Social Security Number: ______________________

Marital Status: ____________

Spouse’s Name: _____________________________

If the Securities are to be owned by two or more individuals (not husband and wife), are you related to any other co-owner(s)?

_______

_______

Yes

No

If Yes, please explain the relationship(s):

______________________________________________________________________________

______________________________________________________________________________

C2.

Principal Residence

Address:

____________________________________________________________

Number

Street

____________________________________________________________

City

State

Zip Code

____________________________________________________________

Country

Mailing Address (if other than Principal Residence above):

____________________________________________________________

Number

Street

____________________________________________________________

City

State

Zip Code

____________________________________________________________

Country

Telephone Number: ____________________

Facsimile Number:  ____________________

C3.

Current Employment or Business Activity:

Company Name: __________________________________________________________

Address: _________________________________________________________________

Number

Street

 __________________________________________________________________

City

State

Zip Code

Principal Business: _________________________________________________________

Position and Title: __________________________________________________________

Years Employed at Current Position: ___________________________________________

C4.

Education:

Please describe your business or professional education or training, listing any schools you have attended and degrees you have received.

Degrees

Dates

School

Major (if any)

__________

_____________________________

__________________

__________

_____________________________

__________________

__________

_____________________________

__________________

C5.

Net worth, inclusive of the net worth of your spouse and the value of your principal residence, furnishings therein and personal automobile and other assets (IT IS IMPORTANT THAT YOU CHECK THE HIGHEST APPLICABLE AMOUNT) exclusive of any liabilities:

( ) below $249,999

( ) $250,000 to $349,999

( ) $350,000 to $699,999

( ) $700,000 to $799,999

( ) $800,000 to $1,000,000

( ) $1,000,000 to $1,249,999

( ) over $1,250,000

C6.

Net worth: Your net worth, inclusive of the net worth of your spouse and excluding the value of your principal residence, furnishings therein and personal automobiles and exclusive of any liabilities:

( ) below $249,999

( ) $250,000 to $349,999

( ) $350,000 to $699,999

( ) $700,000 to $799,999

( ) $800,000 to $1,000,000

( ) $1,000,000 to $1,249,999

( ) over $1,250,000

C7.

Indicate (a) your individual income from all sources for the calendar years 2002 and 2003 and estimated income for 2004 or (b) your joint income with your spouse from all sources for the calendar years 2002 and 2003 and estimated income for 2004 (it is important that you check the highest applicable amount):

(a)

individual income:

$200,000

$300,000

$400,000

$500,000

   to

   to

   to

   and

$299,000

$399,000

$499,000

over

2002

________

________

________

_________

2003

________

________

________

_________

2004

________

________

________

_________

(b)

joint income:

$200,000

$300,000

$400,000

$500,000

   to

   to

   to

   and

$299,000

$399,000

$499,000

over

2002

________

________

________

_________

2003

________

________

________

_________

2004

________

________

________

_________

C8.

Investment experience:

(a)

The frequency with which you invest in marketable securities is:

( ) often

( ) occasionally

( ) never

(b)

The frequency with which you invest in unmarketable securities (such as private placement offerings) is:

( ) often

( ) occasionally

( ) never

(c)

Have you previously participated in private placement offerings in the last 5 years?

_______

_______

Yes

No

(d)

If you answered “yes” to (c) above, state the private placements in which you participated in the last 5 years.

Amount

Name of

Year

Invested

Entity

1999

$________

_______________________

2000

$________

_______________________

2001

$________

_______________________

2002

$________

_______________________

2003

$________

_______________________

2004

$________

_______________________

C9.

(a)

Have you been afforded an opportunity to investigate the Company and review relevant factors and documents pertaining to the officers, directors and the Company and its business and to ask questions of a qualified representative of the Company regarding this investment and the properties, operations, and methods of doing business of the Company?

_______

_______

Yes

No

(b)

Do you understand the nature of an investment in the Company and the risk associated with such an investment?

_______

_______

Yes

No

(c)

Do you understand that there is no guarantee of any financial return on this investment?

_______

_______

Yes

No

(d)

Do you understand that this investment is not liquid?

_______

_______

Yes

No

(e)

Do you have adequate means of providing for your current needs and personal contingencies in view of the fact that this is not a liquid investment?

_______

_______

Yes

No

(f)

Are you aware of the Company’s business affairs and financial condition, and have you acquired all such information about the Company as you deem necessary and appropriate to enable you to reach an informed and knowledgeable decision to acquire the Units?

_______

_______

Yes

No

(g)

Do you have a “pre-existing relationship” with the Company or any of its officers, directors or controlling person?

_______

_______

Yes

No

(For purposes hereof, “Pre-existing relationship” means any relationship consisting of person or business contacts of a nature and duration such as would enable a reasonable prudent Subscriber to be aware of the character, business acumen, and general business and financial circumstances of the person with whom such relations exists.)

If so, please name the individual or other person with whom you have a pre-existing relationship and describe the relationship:

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

SECTION D: CORPORATE OFFEREES OR PARTNERSHIP OFFEREES OR LIMITED LIABILITY COMPANIES

Dl.

General Information

Legal name of Corporation. LLC or Partnership

________________________________________________________________________

Fictitious name (d/b/a): _____________________________________________________

________________________________________________________________________

State or Place of Formation: _________________________________________________

Date of Formation: ________________________________________________________

If Partnership, type:

______ General

______ Limited

Federal I.D. Number: ______________________________________________________

Fiscal Year Ends: _________________________________________________________

Number of Equity Owners: _________________________________________________

Name and Title of Authorized Person Executing Questionnaire:

________________________________________________________________________

D2.

Business Address: _________________________________________________________

If Partnership, type:

______ General

______ Limited

Mailing Address (if different): ________________________________________________

Telephone Number:  (    )

Facsimile Number:  (   )

D3.

Name of Primary Bank: ______________________________________________________

Address: __________________________________________________________________

Telephone Number:  (    )

Account Type and Number: ___________________________________________________

Person Familiar with your Account: _____________________________________________

Was the corporation or partnership formed for the specific purpose of purchasing Securities in the Offering?

_______

_______

Yes

No

Check if applicable to the corporation:

Subchapter S________

Professional________

D4.

The undersigned represents and warrants as follows:

(a)

The corporation, llc  or partnership, as the case may be, has been duly organized (if a partnership) is validly existing as a corporation or partnership in good standing under the laws of the jurisdiction of its incorporation or formation with full power and authority to enter into the transactions contemplated by the Subscription Agreement;

(b)

(i)

The officers or partners of the undersigned who, on behalf of the undersigned, have considered the purchase of the Securities and the advisers, if any, of the corporation, llc or the partnership, as the case may be, in connection with such consideration are named below in this Questionnaire, and such officers and advisors or partners, if any, were duly authorized to act for the corporation or the partnership in reviewing such investment;

(ii)

The names and positions of the officers or partners, of the undersigned who, on its behalf, have reviewed the purchase of the Securities are as follows:

________________________

______________________________

________________________

______________________________

(iii)

In evaluating the merits and risks of the purchase of the Securities, the corporation or the partnership, as the case may be, intends to rely upon the advice of, or will consult with, the following persons:

________________________

______________________________

________________________

______________________________

(c)

The officers of the corporation (if not Accredited Investors) llc managers or the partners of the partnership who, on its behalf, have considered the purchase of the Securities and the advisors, if any, of the corporation or the partnership who, in connection with such consideration, together have such knowledge and experience in financial and business matters that such offering(s), partner(s) and such advisor(s), if any, together are capable of evaluating the merits and risks of the purchase of Securities and of making an informed investment decision;

(d)

Together with any corporation or group of corporations with which it files a consolidated federal income tax return, the undersigned has reserves and/or net worth adequate to permit it to satisfy any tax or other liabilities arising from its personal liability with respect to the investment and the operation thereof;

(e)

The total assets of the corporation, llc or the partnership are in excess of $_______________;

(f)

The corporation, llc or the partnership has had, during each of the past two years, gross income from all sources of at least $_______________ and $___________________, respectively;

(g)

The undersigned expects the corporation. llc or the partnership to have during the current and the next tax year, gross income from all sources of at least $______;

(h)

The undersigned knows of no pending or threatened litigation the outcome of which could adversely affect the answer to any question hereunder; and

(i)

Indicate the following if a partnership Subscriber:

(1)

The date the partnership was formed and state of formation:

________________________________________________

(2)

The names of each partner in the partnership:

________________________________________________

SECTION E: TRUST OFFEREES

E1.

General Information

Legal Name: _____________________________________________________________

State or Place of Formation: _________________________________________________

Date of Formation: ________________________________________________________

Federal I.D. Number: ___________________

Fiscal Year Ends: _______________

Number of Beneficiaries: ___________________________________________________

Principal Purpose: _________________________________________________________

Was the trust formed for the specific purpose of purchasing the Securities?

_______

_______

Yes

No

E2.

Business Address: _________________________________________________________

Telephone Number:  (    )

Facsimile Number:  (    )

Mailing Address: __________________________________________________________

_________________________________________________________________________

E3.

Authorization:

If the trust was established in connection with a deferred compensation plan, please attach a copy of the trust’s organizational documents and a properly certified copy of the resolutions adopted by the trust’s board of directors authorizing the trust to purchase the Units and authorizing the trustee named below to execute on behalf of the trust all relevant documents necessary to subscribe for and purchase the Units. In all cases, please attach a properly certified copy of the resolutions adopted by the trustees of the trust authorizing the trust to purchase Units and authorizing the trustee named below to execute on behalf of the trust all relevant documents necessary to subscribe for and purchase the Units.

Name of Trustee Authorized and Executing Questionnaire:

__________________________________________________________________________

E4.

Name of Primary Bank: _____________________________________________________

Address: _________________________________________________________________

_________________________________________________________________________

Telephone Number:  (    )

Facsimile Number:  (    )

Account Type and Number: __________________________________________________

Person Familiar with your Account: ____________________________________________

SECTION F: QUALIFIED PENSION PLAN (“PLAN”) OFFEREES

F1.

Please check one:

____________ a.

The Plan requires the investment of each beneficiary or participant to be held in a segregated account and the Plan allows each beneficiary or participant to make his own investment decisions and, the decision to purchase the Units has been made by the beneficiary or the participant and such beneficiary or participant is an Accredited Investor (Please have each such beneficiary or participant execute a separate Questionnaire).

OR

____________ b.

The investment decisions made for the Plan are made by a plan fiduciary, whether a bank, an insurance company, or a registered investment advisor.

OR

____________ c.

The Plan has total assets exceeding $5,000,000.

F2.

General Information

Legal Name: _____________________________________________________________

State or Place of Formation: _________________________________________________

Date of Formation: ________________________________________________________

Federal I.D. Number: ________________

Fiscal Year Ends: _______________

Number of Beneficiaries: ___________________________________________________

Principal Purpose: _________________________________________________________

F3.

Business Address: _________________________________________________________

Telephone Number:  (    )

Facsimile Number:  (    )

Mailing Address: _________________________________________________________

________________________________________________________________________

F4.

Authorization:

If the investment decision is being made by a beneficiary or participant of a Plan, please attach applicable trust documents which permit each beneficiary or participant to make his own investment decisions. In all other cases, please attach a properly certified copy of the resolutions adopted by the trustees of the Plan trust authorizing the Plan to purchase the Units and authorizing the fiduciary named below to execute on behalf of the Plan all relevant documents necessary to subscribe for and purchase the Units.

Name of Trustee Authorized and Executing Questionnaire:

________________________________________________________________________

F5.

Name of Primary Bank: ____________________________________________________

Address: ________________________________________________________________

________________________________________________________________________

Telephone Number:  (    )

Facsimile Number:  (    )

Account Type and Number: _________________________________________________

Person Familiar with your Account: ___________________________________________

SECTION G: REPRESENTATIONS AND WARRANTIES BY ALL SUBSCRIBERS

I. By signing this Questionnaire, the undersigned hereby confirms the following statements:

(a)

I have read the Confidential Private Offering Memorandum, this Subscription Agreement and other accompanying documents of the Company, and am aware of and understand the risk factors disclosed therein related to the Company and an investment in the Company.

(b)

I am aware that the offering of the Units involves securities for which no market exists, thereby requiring any investment to be maintained for an indefinite period of time. The Company is not a reporting company under the Securities and Exchange Act of 1934, and therefore does not file periodic reports with the SEC.

(c)

I acknowledge that any delivery to me of the Confidential Private Offering Memorandum relating to the Units prior to the determination by the Company of my suitability as an Subscriber shall not constitute an offer of the Units until such determination of suitability shall be made, and I agree that I shall promptly return the Confidential Private Offering Memorandum and the other Offering Documents to the Company upon request.

(d)

I also understand and agree that, although the Company and the Placement Agent will use their respective best efforts to keep the information provided in answers to this Questionnaire strictly confidential, the Company and the Placement Agent or their respective counsel may present this Questionnaire and the information provided in answer to it to such parties as they may deem advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration of the private placement or if the contents thereof are relevant to any issue in any action, suit or proceeding to which the Company, the Placement Agent or their respective affiliates is a party, or by which they are or may be bound or as otherwise required by law or regulatory authority.

(e)

I realize that this Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy the Units or any other security of the Company but is merely a request for information.

(f)

I understand that the Units are being offered without registration under the Securities Act in reliance upon the private offering exemption contained therein, and that such reliance is based in part on the information herein supplied and in the Supplemental Subscription Document. For the foregoing reasons and to induce the Company to issue and deliver the Securities to me, I represent and warrant that the information stated herein and in the Supplemental Subscription Document is true, accurate and complete, and I agree to notify and supply corrective information promptly to the Company as provided above if any of such information becomes inaccurate or incomplete.

(g)

The individual signing below on behalf of any entity hereby warrants and represents that he/she is authorized to execute this questionnaire and in the Supplemental Subscription Document on behalf of such entity.

(h)

The undersigned is able to bear the economic risk of the investment and can afford a complete loss of such investment and have read and understand the “Risk Factors” as described in the Memorandum.  Without limiting the forgoing, the undersigned understands that the Company will require additional funds to accomplish its business plans and intends to issue additional securities in order to raise such funds. There can be no assurance that the terms of such additional capital raising efforts will be favorable to the Company or to existing investors.

(i)

Subject to the terms and conditions hereof and on the basis of the representations and warranties herein, the Company hereby agrees to issue and sell to the Subscriber and the Subscriber agrees to purchase from the Company, upon Closing, the Units as described in the Memorandum at a price per Unit of $0.30. The Company or the Placement Agent may reject any subscription in whole or in part.

(j)

The Subscriber acknowledges and agrees that there is a “minimum” offering amount of $3,000,000 in aggregate gross proceeds prior to release of funds to the Company. Officers, directors, employees and affiliates of the Company and the Placement Agent may purchase securities in the Offering which shall be counted towards the minimum.

(k)

In entering into this Agreement and in purchasing the Securities, the Subscriber further acknowledges that:

(i)

The Company has informed the Subscriber that the Securities have not been offered for sale by means of general advertising or solicitation.

(ii)

The Securities may not be resold by the Subscriber in the absence of a registration under the Act or exemption from registration. In particular, the Subscriber is aware that the Securities will be “restricted securities”, as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144, unless the conditions thereof are met.

(iii)

The following legends (or similar language) shall be placed on the certificate(s) evidencing the Securities:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

(iv)

The Company may at any time place a stop transfer order on its transfer books against the Securities. Such stop order will be removed, and further transfer of the Securities will be permitted upon an effective registration of the respective Securities, or the receipt by the Company of an opinion of counsel satisfactory to the Company that such further transfer may be effected pursuant to an applicable exemption from registration.

(l)

The Subscriber agrees to indemnify and hold harmless the Company, the officers, directors, employees, agents, counsel and affiliates of the Company, and each other person, if any, who controls the Company, within the meaning of Section 15 of the Act or Section 20 of the Securities and Exchange Act of 1934, as amended, against any and all losses, liabilities, claims, damages and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

(m)

The Subscriber hereby acknowledges and agrees, subject to any applicable state securities laws that the subscription and application hereunder are irrevocable, that the Subscriber is not entitled to cancel, terminate or revoke this Subscription Agreement and that this Subscription Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the Subscriber and his heirs, executors, administrators, successors, legal representatives, and assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several, and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives, and assigns.

(n)

The Company and the Placement Agent have each employed its own legal counsel in connection with the Offering. The Subscribers have not been represented by independent counsel in connection with the preparation of the Memorandum or the terms of this Offering and no investigation of the merits or fairness of the Offering has been conducted on behalf of the Subscribers. Prospective Subscribers should consult with their own legal, tax and financial advisors with respect to the Offering made pursuant to the Memorandum.

(o)

The undersigned hereby acknowledges that officers, affiliates, employees and directors of the Company and/or the Placement Agent may, but are under no obligation to, purchase Units in the Offering and all such purchases shall be counted toward the minimum amount and maximum amount (as defined in the Confidential Placement Memorandum), including, but not limited to effectuate a closing of the minimum amount. In addition, the Subscriber is aware that First Montauk Securities Corp. is receiving compensation from the Company in connection with the Offering and has previously received compensation in the form of cash and securities from the Company, as described in the Memorandum.

(p)

My answers to the foregoing questions are true and complete to the best of my information and belief and I will promptly notify the Company of any changes in the information I have provided.

(q)

NASD Member.  The Subscriber acknowledges that if it is an “associated person” or  Registered Representative of a NASD member firm, the Subscriber has given such firm notice required by the NASD’s Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

SECTION H: ADDITIONAL COVENANTS AND RIGHTS.

The Company covenants and agrees that subscribers in the Offering shall be entitled to the following rights.

II

Anti-Dilution Protection.

(i)

During the period commencing on the date hereof and ending upon the date which is 90 days after the effective date of the registration statement to be filed by the Company with respect to the Subscribers securities (as provided for in the Registration Rights Agreement between the Company and the subscriber), if the Company sells or issues additional shares of Common Stock, or securities convertible into Common Stock (“New Shares”), with a purchase, exercise or conversion price (the “Share Antidilution Price”) of less than $0.30 per share, with certain exceptions set forth below, the Company shall promptly issue to each investor in the Offering additional shares of Common Stock.  The adjustment to the exercise price will be on a full ratchet basis meaning that the investor will be entitled to receive an additional number of shares to reflect the total number of shares the investor would have received if the Shares Issue Price was the same price as the price of the New Shares.  In addition, the exercise price and number of shares of the Warrants shall be similarly adjusted.

The number of additional Shares issued to each investor will be rounded down to the nearest whole share, and no fractional Shares will be issued.

(ii)

Notwithstanding the foregoing, the following issuances by the Company shall not result in any adjustment of the Share Antidilution Price or any issuance of additional Shares to investors in the Offering: (A) up to 3,000,000 shares of Common Stock and/or options, and the Common Stock issued pursuant to such options, (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like, and net of any repurchases of such Units or cancellations or exemptions of such options, warrants or other rights) to employees, officers or directors of, or consultants or advisors to the Corporation or any subsidiary pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board (“Employee Options”), (B) shares of common stock issuable upon exercise or conversion of options (other than Employee Options) or warrants or other securities or rights outstanding as of the date of the Memorandum, (C) shares of Common Stock issued to third parties in connection with acquisitions of additional theme parks approved by the Board of Directors, (D) shares of Common Stock issuable upon exercise of warrants issued (or issued previously) to the Placement Agent and (E) up to 750,000 shares which may be issuable to consultants to the Company.

(iii)

Within 15 days following any transaction by the Company which would result in the investors in the Offering being entitled to additional Shares of Common Stock hereunder, the Company shall provide written notice of such transaction to each investor and the Placement Agent of the terms of such transaction and shall, within 30 days of consummation of such transaction, deliver share certificates to the investors (or the Placement Agent on their behalf) representing any additional Shares. Any such additional Shares shall be included in the term “Registrable Securities” as defined in the Registration Rights Agreement between the Company and the Subscriber.

III

Issuance of Additional Units for Failure to Timely Become Reporting Company.

(i)

In the event that the Company fails to become a reporting company under the Securities Exchange Act of 1934 within a date which is within 24 months following the date of the final Closing of the Offering, then the undersigned subscriber shall be entitled to additional Shares of Common Stock of the Company equal to (A) 10% of his initial subscription and (B) thereafter 1% of his initial subscription for each 90 day period (or part thereof) for any continued failure by the Company. The number of Shares to be received shall be based upon a price equal to the lower of (x) the price per Share in the Offering (assumed to be $0.30) or (z) the lowest price per share received by the Company in connection with any sale of its common stock (or in the event of the issuance or sale of convertible securities, the conversion or exercise price) within 6 months of any such date.

(ii)

Within 15 days following the date on which investors in the Offering become entitled to additional Shares of Common Stock hereunder, the Company shall provide written notice of such entitlement to each investor and the Placement Agent and shall, within 30 days of consummation of such transaction, deliver share certificates to the investors (or the Placement Agent on their behalf) representing any additional Shares. Any such additional Shares shall be included in the term “Registrable Securities” as defined in the Registration Rights Agreement between the Company and the Subscriber.

SECTION I:  APPOINTMENT OF AGENT

The undersigned hereby appoints First Montauk Securities Corp. as its agent for the purposes of executing and delivering to the Company, on the undersigned’s behalf, the Registration Rights Agreement between the Company and the undersigned.

[signature page appears next]

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and Questionnaire and agrees to the terms hereof.

Dated: _______________, 200__

FOR INDIVIDUALS:**

(including Purchaser Representative)

____________________________________

(Print Name)

____________________________________

(Signature)

Dated: _______________, 200__

FOR INDIVIDUALS:**

(including Purchaser Representative)

____________________________________

(Print Name)

____________________________________

(Signature)

________________

**  If Subscriber is a Registered Representative with an NASD member firm or an affiliated person of an NASD member firm, have the acknowledgment to the right signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member Firm:

_________________________________

Please Print

By: ____________________________________

Authorized Officer

Dated: _______________, 2005

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and Questionnaire and agrees to the terms hereof.

Dated:________________, 200__

FOR CORPORATIONS:

____________________________________

Name of Company

____________________________________

Executive Officer of Company

____________________________________

Signature of Officer

Dated:________________, 200__

FOR PARTNERSHIPS:

____________________________________

Name of Partnership

____________________________________

Name of Authorized Partner

____________________________________

Signature of Authorized Partner

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and Questionnaire and agrees to the terms hereof.

Dated:________________, 200__

FOR TRUSTS:

____________________________________

Name of Trust

____________________________________

Name of Authorized Trustee

____________________________________

Signature of Authorized Trustee

ACCEPTANCE OF SUBSCRIPTION BY THE COMPANY

The undersigned, GREAT AMERICNA FAMILY PARKS, INC. hereby accepts the Subscription Agreement as of the date stated below.

Dated: ________________, 2005

GREAT AMERICAN FAMILY PARKS, INC.

By: ________________________________

Name:

Title: